SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 28, 2004


                         Commission File Number 1-09623


                                IVAX CORPORATION



                Florida                                     16-1003559
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(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)


               4400 Biscayne Boulevard, Miami, Florida      33137
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               (Address of principal executive offices) (Zip Code)

                                 (305) 575-6000
                                  -------------
              (Registrant's telephone number, including area code)




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Item 12.  Results of Operation and Financial Condition
------------------------------------------------------

On July 28, 2004, IVAX Corporation issued a press release announcing the results of operations for the quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.




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                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 IVAX Corporation



         Date:  July 28, 2004     By: /s/Thomas E. Beier
                                      -----------------------------------
                                      Thomas E. Beier
                                      Senior Vice President-Finance
                                      Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
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99.1 Press Release issued July 28, 2004.